DELAWARE POOLED® TRUST

The High-Yield Bond Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus and Statement of Additional Information (“SAI”)
each dated February 27, 2015

On Nov. 19, 2015, the Board of Trustees of Delaware Pooled Trust (the “Board”) voted to increase the Portfolio’s maximum permissible exposure to foreign securities. The Board also approved the use of short sales as described below. These changes will be effective sixty (60) days after the date of this Supplement.

The following replaces the section in the prospectus entitled, “Portfolio summaries – The High-Yield Bond Portfolio – What are the Portfolio’s principal investment strategies?”

What are the Portfolio’s principal investment strategies? The Portfolio will primarily invest its assets at the time of purchase in: (1) below investment grade corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO; (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody’s or that may be unrated but considered to be of comparable quality. Of these categories of securities, the Manager anticipates investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and that may be speculative. The Portfolio may invest up to 40% of its net assets in foreign securities; however, the Portfolio’s total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Portfolio’s net assets, and investments in emerging market securities will be limited to 20% of the Portfolio’s net assets. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager’s opinion, such holdings are prudent given then prevailing market conditions. Except when the Manager believes a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield, fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

High yield, fixed income securities, or high yield bonds, are generally considered to be those rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another NRSRO. The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero-coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds; however, the Portfolio generally does not purchase a substantial number of these securities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities that are backed by the full faith and credit of the U.S.

The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective.

The following is added to the section in the prospectus entitled, “Additional Investment Information – Securities”:

Short sales: Short sales are transactions in which a portfolio sells a security it does not own and, at the time the short sale is effected, the portfolio incurs an obligation to replace the security borrowed no matter what its price may be at the time the portfolio delivers it to the lender.

How the Portfolios use them

The Manager for The Core Plus Fixed Income and The High-Yield Bond Portfolios may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Portfolio, of a decline in a particular market sector to which the Portfolio has significant exposure, or of the exposure to securities owned by the Portfolio in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Portfolio’s holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

The following replaces the section in the prospectus entitled, “Risk Factors – Foreign, Information, and Inefficient Market Risks - How the Portfolios strive to manage them”:

The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios will invest in foreign securities, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Large-Cap Growth Equity and The Focus Smid-Cap Growth Equity Portfolios may each invest up to 20% of its respective total assets in foreign securities. The High-Yield Bond Portfolio may invest up to 40% of its net assets in foreign securities; however, its total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of its net assets. The Core Plus Fixed Income Portfolio may invest up to 30% of its total assets in foreign securities. The Select 20 Portfolio may invest up to 20% of its net assets in foreign securities. The Focus Smid-Cap Growth Equity, The International Equity, The Labor Select International Equity, and The Large-Cap Growth Equity Portfolios each may invest up to 10% of its total assets in emerging market securities. The High-Yield Bond and The Select 20 Portfolios may each invest up to 20% of its respective net assets in emerging market securities.

For those Portfolios investing primarily in foreign securities, the portfolio managers attempt to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the portfolio managers monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

The following replaces the section in the prospectus entitled, “Risk Factors – Emerging Markets Risk - How the Portfolios strive to manage them”:

The Emerging Markets and The Emerging Markets II Portfolios focus their investments on companies in these markets and The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Core Plus Fixed Income, The Focus Smid-Cap Growth Equity, and The Select 20 Portfolios may invest a portion of their assets in securities of issuers located in emerging markets. The High-Yield Bond Portfolio may invest a portion of its assets in emerging market securities. The Portfolios cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and other relevant factors.

The following is added to the section in the prospectus entitled, “Risk Factors”:

Short sales risk: Short positions in securities may be more risky than long positions (purchases). If a portfolio has a short position in a security issued by an exchange traded fund and the price of such security increases, the portfolio will lose money on its short position. Furthermore, during the time when a portfolio has a short position in such security, the portfolio must borrow that security in order to make delivery on the short sale, which raises the cost to the portfolio of entering into the transaction. A portfolio is therefore subject to the risk that a third party may fail to honor the terms of its contract with the portfolio related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss. Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a portfolio if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until a portfolio replaces a borrowed security in connection with a short sale, it will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a portfolio has a short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Short sale strategies are often categorized as a form of leveraging. Please refer to “Leveraging risk” for more information.

How the Portfolios strive to manage them: The Core Plus Fixed Income and The High-Yield Bond Portfolios’ total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

Leveraging risk: The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged.

How the Portfolios strive to manage them: The Core Plus Fixed Income and The High-Yield Bond Portfolios each will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

The following information replaces the first paragraph in the section in the SAI entitled, “Investment Strategies and Risks – Foreign Investments”:

The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, and The Select 20 Portfolios (as well as The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, each of which on a more limited basis) may invest in foreign securities. The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The High-Yield Bond, The Core Plus Fixed Income, and The

Select 20 Portfolios may invest up to 20%, 20%, 20%, 10%, 40%, 30%, and 20%, respectively, of their net assets in foreign securities and may hold foreign currency. The High-Yield Bond Portfolio may invest up to 40% of its net assets in foreign securities; however, its total non-U.S. dollar currency will be limited in the aggregate, to no more than 25% of its net assets. The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may invest without limitation in foreign securities and hold foreign currency.

The following information is added to the section in the SAI entitled, “Investment Strategies and Risks”:

Short Sales

The Core Plus Fixed Income and The High-Yield Bond Portfolios may each make short sales on exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Funds, of a decline in a particular market sector to which the Funds have significant exposure, or of the exposure to securities owned by the Funds in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Funds’ holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Typically, short sales are transactions in which the Funds sell a security they do not own and, at the time a short sale is effected, the Funds incur an obligation to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Funds. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Funds are required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Funds replace a borrowed security in connection with a short sale, the Funds will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Funds’ total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

The Funds will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Funds replace the borrowed security; conversely, the Funds will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Funds may be required to pay in connection with a short sale.

The ability of the Funds to effect short sales may be limited because of certain requirements the Funds must satisfy to maintain their status as a regulated investment company.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank

Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated November 25, 2015.